UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 29, 2007

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-7935	95-1528961
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02            Non-Reliance on Previously Issued Financial Statements or a Related Previously Made Audit Report or Completed Interim Review

As previously announced in International Rectifier Corporation’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2007, the Audit Committee of the Board of Directors has determined that the Company’s financial statements for the preceding six quarters and the fiscal year ended June 30, 2006, should no longer be relied upon.  Additionally, as previously announced in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 11, 2007, the Audit Committee has also determined that the Company’s financial statements for the quarters ended March 31, 2005 and June 30, 2005, and for the fiscal year ended June 30, 2005 should no longer be relied upon.  These determinations were based on accounting irregularities discovered at the Company’s Japan subsidiary by independent investigators hired by outside legal counsel conducting an investigation at the Audit Committee’s request.

Concurrently with this report, the Company has filed a Notification of Late Filing on Form 12b-25 (incorporated herein by reference) that describes steps and practices taken in response to such irregularities, as well as other matters that prevent the timely filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.  As stated in the Form 12b-25, in addition to accounting irregularities discovered in connection with the Company’s ongoing investigation, the Company has identified issues associated with its transfer pricing methodology and other tax issues for its fiscal years 2002 through 2007.  Review of potential tax liabilities, credits and related matters is currently under way. The Company has not yet completed its determination of the amount of additional tax liability, but believes the amount of any potential tax liability is material to income in fiscal years 2004 through 2007.  Accordingly, at a meeting on August 29, 2007, the Audit Committee concluded that, in addition to the periods specified in the Company’s April 9, 2007 Current Report on Form 8-K and May 11, 2007 Current Report on Form 8-K/A, the Company’s financial statements for (i) the fiscal quarters ended September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004;  (ii) the 2004 fiscal year ended June 30, 2004; and (iii) the fiscal quarters ended  September 30, 2004 and December 31, 2004 should not be relied upon.

The Audit Committee has discussed the matters disclosed in this filing with the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: August 31, 2007	By	/s/ Linda J. Pahl
Linda J. Pahl,
Acting Chief Financial Officer